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                                 EXHIBIT 99(B)


                    Carlisle Bancshares, Inc. Form of Proxy
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                                                                   Exhibit 99(b)

                           CARLISLE BANCSHARES, INC.


PROXY

         The undersigned hereby appoints Daniel C. Horton and Robert L. Shults, or either of them acting in the absence of the other, as attorneys and proxies of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of Carlisle Bancshares, Inc. ("Carlisle") to be held on August 19, 1996 at 10:00 a.m. local time at 1590 Union National Plaza, Little Rock, Arkansas 72201 and at any adjournment or adjournments thereof and to vote all shares of stock of Carlisle held of record by the undersigned on the following matters:

         1. Approval of the Agreement and Plan of Reorganization which provides for the merger of Carlisle Bancshares, Inc. into First United Bancshares, Inc.

                 FOR                     AGAINST               ABSTAIN
                     ----                        ----                  ----

         2. Approval of the election by Carlisle to be governed by the Arkansas Business Corporation Act of 1987.

                 FOR                     AGAINST               ABSTAIN
                     ----                        ----                  ----


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   (Continued and to be signed on other side)


THIS PROXY WILL BE VOTED AS DIRECTED BUT, WHERE NO DIRECTION IS GIVEN, IT WILL BE VOTED "FOR" APPROVAL OF THE AGREEMENT AND ELECTION. A COPY OF THE PROXY STATEMENT HAS BEEN RECEIVED BY THE UNDERSIGNED.


DATED:
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                                          Signature



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                                          Signature

Please sign exactly as name(s) appear(s) hereon and return promptly in the enclosed envelope. When signing as attorney, executor, administrator, trustee, guardian or corporate official, please give your title as such.


    PLEASE CHECK IF YOU PLAN TO ATTEND THIS MEETING.
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